                                                                        Ex. 10.3

                      SECOND AMENDMENT TO CONTRACT OF SALE

      This Second Amendment to Contract of Sale is made and entered into as of the 22nd day of March, 2004, by and between COOK, INC., a Florida corporation ("Seller"), and SILVERLEAF RESORTS, INC., a Texas corporation ("Purchaser").

                               W I T N E S S E T H

      WHEREAS, on or about February 12, 2004, Seller and Purchaser entered into that certain Contract of Sale pursuant to which Seller agreed to sell and Purchaser agreed to purchase certain tracts of land containing approximately 5.3 acres, more or less, situated in Davenport, Polk County, Florida, being more particularly described in the Contract of Sale (the "Property"); and

      WHEREAS, on or about March 18, 2004, Seller and Purchaser entered into a certain First Amendment to Contract of Sale (the Contract of Sale as amended is hereinafter referred to as the "Contract"); and

      WHEREAS, Seller and Purchaser desire to further amend the Contract in order to extend the Title Review Period and the Inspection Period as provided for in Articles V and VI of the Contract, respectively;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt, accuracy and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

      1. Notwithstanding anything to the contrary contained in the Contract, Seller and Purchaser hereby agree that the Title Inspection Period (as defined and described in Article V of the Contract) and the Inspection Period (as defined and described in Article VI of the Contract) shall both expire on April 30, 2004.

      Except as specifically set forth above, all terms and conditions of the Contract shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Contract.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment, as of the date and year first above written.

                                  SELLER:

                                  COOK, INC., a Florida corporation

                                  By: /S/ DANIEL P. BOSS
                                      -----------------------------------------
                                  Name: Daniel P. Boss
                                  Its:  President

                                  PURCHASER:

                                  SILVERLEAF RESORTS, INC., a Texas corporation

                                  By: /S/ ROBERT E. MEAD
                                      -----------------------------------------
                                  Name: Robert E. Mead
                                  Its:  CEO

                                      -2-